UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  November 19, 2010

CHINA AGRITECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-34458	75-2955368
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

Room 3F No. 11 Building, Zhonghong International Business Garden
Future Business Center,
Chaoyang North Road, Chaoyang District, Beijing, China 100024
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (86) 10-59621278

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers.

On November 19, 2010, the Board of Directors of China Agritech, Inc. (the “Company”), appointed Choo Ju Tan to replace Lingxiao Dai as the Company’s VP of Finance.

From April to November 2010, Ms. Tan worked at the Company as its Assistant Chief Financial Controller.  From December 2007 to September 2009, Ms. Tan worked at PricewaterhouseCoopers in Beijing, as a member of the assurance and advisory business services team.  From February 2006 to December 2007, Ms. Tan worked at Ernst & Young Hua Ming in Beijing as member of the assurance and advisory business services team and the team leader in charge of the audit of several multi-national corporations.  From July 2004 to February 2006, Ms. Tan served as the Financial Controller of TAE Engineering Works Sdn. Bhd., a medium-sized Malaysian company, where she established and implemented a comprehensive internal control system for the company.  From April 2001 to June 2004, Ms. Tan worked in the assurance and advisory business services group at Deloitte in Penang, Malaysia. Ms. Tan earned her Bachelor of Accountancy at the Northern University of Malaysia and is a Chartered Accountant (C.A.) of the Malaysia Institute of Accountants.  She speaks English, Malay and Mandarin Chinese.

Ms. Tan has no family relationships with any of the executive officers or directors of the Company.

On November 19, 2010, Ms. Tan entered into a two-year employment agreement with the Company.  Pursuant to the agreement, Ms. Tan’s annual base salary is $69,000 and Ms. Tan may not engage in any competing business during her employment with the Company or for the 12 months following the termination of her employment with the Company.  Ms. Tan may terminate her employment upon 30 days’ written notice to the Company.  The Company may terminate Ms. Tan’s employment at any time for cause or if Ms. Tan were totally disabled.  Disputes arising under the agreement are to be settled by arbitration, and the agreement is governed by the laws of Hong Kong. A copy of the agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01 Other Events

On November 19, 2010 the Company issued a press release announcing the appointment of Ms. Tan.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Employment Agreement between the Company and Choo Ju Tan dated November 19, 2010.

99.2	Press release dated November 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA AGRITECH, INC.

Date: November 24, 2010	/s/ Yu Chang
Yu Chang
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Employment Agreement between the Company and Choo Ju Tan dated November 19, 2010.

99.2	Press release dated November 19, 2010.